Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,675,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,859.14
Total Offset Amount	0.00
Net Fee	$ 2,859.14